                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-07774

                          SCUDDER INVESTMENT PORTFOLIOS
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        09/30

Date of reporting period:       09/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Limited-Duration Plus Fund

Formerly Scudder PreservationPlus Income Fund

Annual Report to Shareholders

September 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your
Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Scudder Limited-Duration Plus Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent
Registered Public Accounting
Firm

Click Here Tax Information

Click Here Change in Independent
Registered Public Accounting
Firm

Click Here Trustees and Officers

Scudder Limited-Duration Plus Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Investment Management
Agreement Approval

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Management applies stringent credit analysis to structure a portfolio consisting primarily of short- to intermediate-term fixed-income securities. The fund invests at least 65% of its assets in securities in the top four rating categories and no longer uses Wrapper Agreements as of November 17, 2004. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. The fund uses a Global Asset Allocation strategy to attempt to enhance long-term returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

The investment advisor and administrator have agreed to waive their fees and/or reimburse expenses. This waiver may be terminated or adjusted at any time without notice. Returns during all periods shown reflect this and other non-voluntary fee and/or expense waivers. Without these waivers/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Returns shown for Class A shares prior to its inception on November 29, 2002 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of the Scudder Limited-Duration Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. Returns shown include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/05
Scudder Limited-Duration Plus Fund	1-Year	3-Year	5-Year	Life of Fund*
Investment Class	5.28%	4.51%	5.05%	5.37%
Class A	5.24%	4.33%	4.83%	5.14%
Class C	4.47%	3.55%	4.05%	4.35%
Lehman 1-3 Year US Government/Credit Index+	1.19%	2.14%	4.55%	4.63%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

* The Fund commenced operations on December 23, 1998. Index returns begin December 31, 1998.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Limited-Duration Plus Fund — Investment Class - - - Scudder Limited-Duration Plus Fund — Class A [] Lehman 1-3 Year US Government/Credit Index+

Yearly periods ended September 30

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/05
Scudder Limited-Duration Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Investment Class	Growth of $10,000	$10,528	$11,414	$12,790	$14,251
	Average annual total return	5.28%	4.51%	5.05%	5.37%
Class A	Growth of $10,000	$10,235	$11,043	$12,312	$13,656
	Average annual total return	2.35%	3.36%	4.25%	4.71%
Class C	Growth of $10,000	$10,447	$11,105	$12,197	$13,343
	Average annual total return	4.47%	3.55%	4.05%	4.35%
Lehman 1-3 Year US Government/ Credit Index+	Growth of $10,000	$10,119	$10,656	$12,489	$13,570
	Average annual total return	1.19%	2.14%	4.55%	4.63%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 23, 1998. Index returns begin December 31, 1998.

+ Lehman 1-3 Year US Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class C	Investment Class
Net Asset Value: 9/30/05	$ 9.93	$ 9.93	$ 9.93
9/30/04	$ 10.00	$ 10.00	$ 10.00
Distribution Information: Twelve Months: Income Dividends as of 9/30/05	$ .3356	$ .2723	$ .3392
Capital Gains Distributions as of 9/30/05	$ .25	$ .25	$ .25
September Income Dividend	$ .0358	$ .0306	$ .0356
SEC 30-day Yield as of 9/30/05*	3.62%	3.09%	3.71%
Current Annualized Distribution Rate as of 9/30/05*	4.39%	3.75%	4.36%

* The SEC yield is net investment income per share earned over the month ended September 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.14%, 2.69% and 3.29% for Class A, C and Investment Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 3.91%, 3.35% and 3.94% for Class A, C and Investment Class shares, respectively, had certain expenses not been reduced. Yields are historical and will fluctuate.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Fund Return	Class A	Class C	Investment Class
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,017.00	$ 1,012.90	$ 1,017.00
Expenses Paid per $1,000*	$ 4.35	$ 7.47	$ 4.35
Hypothetical 5% Fund Return	Class A	Class C	Investment Class
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,020.76	$ 1,017.65	$ 1,020.76
Expenses Paid per $1,000*	$ 4.36	$ 7.49	$ 4.36

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class C	Investment Class
Scudder Limited-Duration Plus Fund	.86%	1.48%	.86%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Limited-Duration Plus Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Limited-Duration Plus Portfolio in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Senior Mortgage Backed Portfolio Manager: New York.

Joined the fund in 2002.

BIS, University of Minnesota.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in March 1998 and the fund in 2005.

Head of High Yield.

Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.

BA, University of Vermont.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation senior portfolio manager: New York.

Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

Effective October 21, 2005, Mr. Chepolis, Mr. Cestone and Mr. Wang became portfolio managers of the fund.

In the following interview, Portfolio Manager William Chepolis discusses the fund's strategy and the market environment during the 12-month period ended September 30, 2005.

Q:  How did Scudder Limited-Duration Plus Fund perform during the annual period?

A:  The fund produced a total return of 5.24% (Class A shares unadjusted for sales charges) for the 12 months ended September 30, 2005. Approximately 60% (or 2.7 percentage points) of this return was the result of a one-time adjustment to the fund's net asset value related to its conversion from a stable value investment to a short-term bond fund on November 17, 2004. The fund's benchmark, the Lehman 1-3 Year US Government/Credit Index, produced a total return of 1.19% for the same annual period.1 For the period December 31, 2004, through September 30, 2005 — the fund's first three full calendar quarters managed under its new objective — the fund provided a total return of 1.86%. This compared favorably with the 1.09% return for the fund's unmanaged benchmark for the same period.

1 The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and treasury securities, as well as investment- grade debt securities with maturities of one to three years. Index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q:  Will you review the change in the fund's objective and investment approach?

A:  Before November 17, 2004, the fund had an objective of seeking to deliver high income while also seeking to maintain a stable net asset value. The fund employed a type of investment contract called wrapper agreements, which are issued by insurance companies and banks, to help achieve its objective. While this strategy was successful, market and regulatory constraints led to a decision to discontinue use of wrapper agreements as of November 17, 2004. At the same time, the fund's objective was changed. The fund converted to a short-term bond fund with a new objective to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The fund's overall approach to selecting securities from among the various fixed-income categories has not changed.

Q:  Will you describe the market environment for the fund over the 12-month period?

A:  The biggest underlying trend affecting the fixed-income markets over the fund's annual period was the ongoing, gradual increase in short-term interest rates engineered by the Federal Reserve (the Fed). The Fed adjusted the benchmark fed funds rate upward eight times over the period in 25-basis-point (0.25%) increments, from 1.75% to its current 3.75%. The US Treasury yield curve flattened over the period, with short-term rates following the federal funds rate higher while the longer end remained relatively stable. The two-year Treasury note yield rose 156 basis points to 4.17%, while the 10-year Treasury yield rose 21 basis points to 4.33%. As a result, shorter-duration investments generally underperformed.

Q:  What were the fund's principal strategies over the period?

A:  We continue to focus strongly on adding value through individual security selection within each fixed-income sector utilized by the fund. We take a bottom-up approach to identifying the most attractive securities for the fund, relying on the research and analysis generated by investment teams organized to focus on a particular market sector.

The fund has exposure to a broad range of fixed-income sectors. Our bond allocation continued to favor so-called investment-grade "spread" sectors that offer higher yields than US government securities. As of September 30, 2005, the portfolio was allocated 37% to corporate bonds, 21% to commercial mortgage-backed securities (CMBS), 17% to asset-backed securities (ABS), 16% to mortgage-backed securities (MBS), 5% to US Treasuries and 4% to agencies. Within the corporate allocation, 2% was allocated to the US high-yield sector.

During the year, we increased the fund's exposure to investment-grade corporate bonds. An important development within this sector during the period was the downgrading in May by the rating agencies of Ford's and GM's debt to junk status. We had sold both out of the fund in advance of this news, and we subsequently repurchased them after they had been downgraded, a trade that helped fund returns. We trimmed the fund's exposure to Treasury bonds, asset-backed securities and high-yield bonds. Some of the proceeds from these sales were redeployed into agency securities, specifically Fannie Mae and Freddie Mac debentures, a move that worked well for the fund as low supply helped support this area of the market.

We maintained a high average quality throughout the period, and the average credit quality of investments in the fund was AA at the end of the annual period. In particular, we increased the average quality of holdings within the ABS and CMBS sectors. This did not help performance in the short run, as already narrow quality spreads tightened further, but we believe we are well-positioned for the next cycle.

In keeping with the fund's objective, we have been targeting a short overall portfolio duration — a standard measure of interest rate sensitivity — to help support the goal of providing a relatively stable share price. In determining a neutral duration stance for the fund, we look at the duration of both the fund's benchmark and its peer group. Over the period, the fund's average duration was further reduced as we sought to bring it closer to that of the peer group and to lower the fund's interest rate risk in view of concern over the potential for a continued rise in short-term rates. Average duration at the end of the period stood at 1.35 years. The fund's absolute and relative performance was held back to a degree early in the period by a somewhat longer duration than that of the peer group.

Finally, as part of our overall approach, we continue to seek to enhance total returns by employing our Global Asset Allocation (GAA) overlay strategy. The GAA strategy seeks to identify the relative value to be found among global bond, cash and currency markets, and then to benefit from disparities through the use of fixed-income futures and currency forward contracts. For the 12-month period ended September 30, 2005, the GAA strategy worked well for the fund, contributing approximately 1.32% to returns.

Q:  Do you have any final comments for shareholders?

A:  Despite high oil prices, we believe concern over inflation has been muted by generally moderate overall economic growth and less-than-robust employment figures. As the fund's fiscal period drew to a close, however, economic growth was showing indications of being stronger than expected. In addition, Hurricane Katrina devastated the Gulf Coast in early September, creating the prospect of a significant boost in government spending in conjunction with reconstruction efforts. This scenario could lead the Fed to extend its gradual tightening of short-term rates for another few months. On the other side of the ledger, we will be watching closely to see if high gasoline and heating oil prices take a meaningful toll on consumer confidence and willingness to spend. This of course would operate to slow the economy and, under more extreme scenarios, could even cause the Fed to reverse course.

On balance, we expect short-term rates to continue to increase incrementally over the near term and expect to maintain a cautious approach to managing the fund's exposure to interest rate risk. In addition, while we continue to emphasize sectors that provide a yield advantage versus US Treasuries, we expect to maintain a higher-quality profile within these allocations given historically narrow credit spreads.

More broadly, we will continue to monitor economic conditions as we seek to provide a high level of current income and relative stability of principal. Our primary focus will remain on individual security selection within high-quality sectors that provide a yield spread versus Treasury issues. At the same time, we will seek to identify sectors that offer the best relative value at a given point and shift our exposure accordingly. Finally, we expect to continue to include a small allocation to high-yield securities and to implement the GAA strategy as we seek to add to the fund's returns.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2005

Asset Allocation	9/30/05	9/30/04

Corporate Bonds	35%	11%
Commercial and Non-Agency Mortgage Backed Securities	21%	10%
Asset Backed	17%	6%
Collateralized Mortgage Obligations	14%	—
US Treasury Obligations	5%	18%
US Government Sponsored Agencies	4%	—
Cash Equivalents and Other Assets and Liabilities, Net	3%	24%(a)
Foreign Bonds — US$ Denominated	1%	2%
US Government Agency Sponsored Pass-Throughs	—	20%
Scudder High Income Plus Fund	—	6%
Government National Mortgage Association	—	3%
	100%	100%
Quality	9/30/05	9/30/04

US Government & Treasury Obligations	23%	41%
AAA	35%	39%
AA	9%	2%
A	17%	7%
BBB	7%	5%
BB	2%	2%
B	1%	3%
CCC	—	1%
Not Rated	6%	—
	100%	100%
Effective Maturity	9/30/05	9/30/04

Under 1 year	6%	41%
1 < 3 years	78%	17%
3 < 5 years	13%	24%
5 < 10 years	2%	18%
10 < 15 years	1%	—
	100%	100%

a Wrapper Agreements included.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 39. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2005
Assets
Investment in the Scudder Limited-Duration Plus Portfolio, at value	$ 775,392,768
Receivable for Fund shares sold	2,909,502
Other assets	26,023
Total assets	778,328,293
Liabilities
Dividends payable	380,377
Payable for Fund shares redeemed	1,366,842
Other accrued expenses and payables	656,478
Total liabilities	2,403,697
Net assets, at value	$ 775,924,596
Net Assets
Net assets consist of: Undistributed net investment income	7,463,741
Net unrealized appreciation (depreciation) on investments, futures and foreign currency related transactions	(11,956,124)
Accumulated net realized gain (loss)	(4,725,078)
Paid-in capital	785,142,057
Net assets, at value	$ 775,924,596

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($119,064,524 ÷ 11,991,260 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.93
Maximum offering price per share (100 ÷ 97.25 of $9.93)	$ 10.21

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($138,705,949 ÷ 13,972,785 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.93
Investment Class Net Asset Value, offering and redemption price(a) per share ($518,154,123 ÷ 52,160,193 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.93

(a) Redemption price per share for shares held less than 15 days is equal to the net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2005
Investment Income
Net investment income allocated from the Scudder Limited-Duration Plus Portfolio: Interest (net of foreign taxes withheld of ($5,900)	$ 36,176,261
Interest — Scudder Cash Management QP Trust	1,842,748
Credit rate income	5,398,622
Mortgage dollar roll income	51,277
Dividends	16,426
Expenses(a)	(5,748,790)
Net investment income from the Scudder Limited-Duration Plus Portfolio	37,736,544
Expenses:
Distribution service fees	3,295,585
Auditing	24,125
Legal	20,831
Trustees' fees and expenses	7,458
Reports to shareholders	193,178
Registration fees	78,740
Administrator service fee	3,660,465
Other	13,607
Total expenses, before expense reductions	7,293,989
Expense reductions	(2,469,965)
Total expenses, after expense reductions	4,824,024
Net investment income	32,912,520
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from the Scudder Limited-Duration Plus Portfolio from: Investments	8,989,869
Affiliated investment company	14,364,573
Futures	1,285,452
Foreign currency related transactions	14,201,731
38,841,625
Net unrealized appreciation (depreciation) during the period allocated from the Scudder Limited-Duration Plus Portfolio on: Investments, futures and foreign currency related transactions	(44,355,886)
Wrapper agreements	38,806,098
(5,549,788)
Net gain (loss) on investment transactions	33,291,837
Net increase (decrease) in net assets resulting from operations	$ 66,204,357

(a) For the year ended September 30, 2005, the Advisor of the Scudder Limited-Duration Plus Portfolio waived fees, of which $2,751,076 was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2005	2004
Operations: Net investment income	$ 32,912,520	$ 82,575,296
Net realized gain (loss) on investment transactions	38,841,625	22,494,329
Net unrealized appreciation (depreciation) during the period on investments, futures and foreign currency related transactions	(44,355,886)	(19,507,689)
Net unrealized appreciation (depreciation) during the period on Wrapper Agreements	38,806,098	(4,542,316)
Net increase (decrease) in net assets resulting from operations	66,204,357	81,019,620
Distributions to shareholders: Net investment income: Class A	(5,259,777)	(10,758,587)
Class C	(4,644,707)	(7,788,565)
Investment Class	(24,791,808)	(62,281,691)
Net realized gains: Class A	(3,909,163)	(4,770,367)
Class C	(4,349,176)	(4,228,096)
Investment Class	(17,923,813)	(24,975,398)
Fund share transactions: Proceeds from shares sold	182,153,586	782,941,190
Reinvestment of distributions	54,943,576	107,030,822
Cost of shares redeemed	(1,595,163,125)	(712,737,946)
Redemption fees	4,973	—
Net increase (decrease) in net assets from Fund share transactions	(1,358,060,990)	177,234,066
Increase (decrease) in net assets	(1,352,735,077)	143,450,982
Net assets at beginning of period	2,128,659,673	1,985,208,691
Net assets at end of period (includes undistributed net investment income of $7,463,741 and $22,258,450, respectively)	$ 775,924,596	$ 2,128,659,673

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income[c]	.33	.38	.32
Net realized and unrealized gain (loss) on investment transactions	.19[d]	(.00)***	(.01)
Total from investment operations	.52	.38	.31
Less distributions from: Net investment income	(.34)	(.38)	(.31)
Net realized gain on investment transactions	(.25)	(.16)	(.04)
Reverse stock split[e]	—	.16	.04
Total distributions	(.59)	(.38)	(.31)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 9.93	$ 10.00	$ 10.00
Total Return (%)[f,g]	5.24	3.87	3.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	119	288	250
Ratio of expenses before expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	1.45	1.50	1.51*
Ratio of expenses after expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	.95	1.25	1.25*
Ratio of net investment income (%)	3.21	3.86	3.79*

[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

[b] For the period November 29, 2002 (commencement of operations of Class A shares) to September 30, 2003.

[c] Based on average share outstanding during the period.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

[e] See Note D in Notes to Financial Statements.

[f] Total return does not reflect the effect of any sales charges.

[g] Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized *** Amount is less than $.005 per share.

Class C
Years Ended September 30,	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income[c]	.26	.31	.20
Net realized and unrealized gain (loss) on investment transactions	.19[d]	(.00)***	(.01)
Total from investment operations	.45	.31	.19
Distributions to shareholders: Net investment income	(.27)	(.31)	(.19)
Net realized gain on investment transactions	(.25)	(.16)	—
Reverse stock split[e]	—	.16	—
Total distributions	(.52)	(.31)	(.19)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 9.93	$ 10.00	$ 10.00
Total Return (%)[f,g]	4.47	3.10	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	139	257	222
Ratio of expenses before expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	2.19	2.25	2.26*
Ratio of expenses after expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	1.57	2.00	2.00*
Ratio of net investment income (%)	2.59	3.11	3.06*

[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

[b] For the period February 3, 2003 (commencement of operations of Class C shares) to September 30, 2003.

[c] Based on average share outstanding during the period.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

[e] See Note D in Notes to Financial Statements.

[f] Total return does not reflect the effect of sales charges.

[g] Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized *** Amount is less than $.005 per share.

Investment Class
Years Ended September 30,	2005[a]	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income[b]	.33	.40	.42	.52	.62
Net realized and unrealized gain (loss) on investment transactions	.19[c]	(.00)***	(.01)	—	—
Total from investment operations	.52	.40	.41	.52	.62
Distributions to shareholders: Net investment income	(.34)	(.40)	(.41)	(.52)	(.62)
Net realized gain on investment transactions	(.25)	(.16)	(.04)	—	—
Reverse stock split[d]	—	.16	.04	—	—
Total distributions	(.59)	(.40)	(.41)	(.52)	(.62)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 9.93	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[e]	5.28	4.12	4.13	5.33	6.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	518	1,584	1,513	573	10
Ratio of expenses before expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	1.38	1.50	1.50	1.57	3.00
Ratio of expenses after expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	.90	1.00	1.00	1.00	1.00
Ratio of net investment income (%)	3.26	4.11	4.13	4.86	5.84

[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

[b] Based on average share outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

[d] See Note D in Notes to Financial Statements.

[e] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005 per share.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Limited-Duration Plus Fund (the "Fund"), formerly Scudder PreservationPlus Income Fund, is a diversified series of the Scudder Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder Limited-Duration Plus Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objective as the Fund and advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). At September 30, 2005, the Fund owned approximately 100% of the Portfolio. The financial statements of the Portfolio, including the investment portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Effective November 17, 2004, the Board of Trustees of Scudder Limited-Duration Plus Fund elected to change the Fund from a stable value fund to a short-term bond fund. The most significant change was the elimination of the Portfolio's insurance Wrapper Agreements, which resulted in the fluctuation of the Fund's price or net asset value ("NAV") after November 16, 2004. At November 16, 2004, the Portfolio's Wrapper Agreements reflected as a payable to the wrapper providers, of which approximately ($42,627,674) was allocated to the Fund based on its ownership interest in the Portfolio. No payments were made to the wrapper providers in connection with the termination of the agreements and accordingly, the termination of the wrapper agreements by the Portfolio did not result in any unrealized gain/loss.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended September 30, 2005 the Fund utilized approximately $1,724,000 of prior year capital loss carryforward. At September 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $1,134,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012 (the expiration date), whichever occurs first.

In addition, from November 1, 2004 through September 30, 2005, the Fund incurred approximately $1,503,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2006.

Distribution of Income and Gains. Net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to wrapper agreements and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At September 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 8,423,891
Capital loss carryforwards	$ (1,134,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2005	2004
Distributions from ordinary income*	$ 60,878,444	$ 109,576,732
Distributions from long-term capital gains	$ —	$ 5,225,972

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the period October 1, 2004 to November 16, 2004, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Class A shares at 1.50%, Class C shares at 2.25% and Investment Class at 1.50%, including expenses allocated from the Portfolio. Furthermore, for the period October 1, 2004 to November 16, 2004, the Advisor and Administrator voluntarily agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annual expenses of each class as follows: Class A shares at 1.25%, Class C shares at 2.00% and Investment Class at 1.00%, including expenses allocated from the Portfolio.

In addition, effective November 17, 2004 through February 1, 2006, the Advisor and Administrator have contractually agreed to waive their fees for certain class specific expenses and reimburse expenses of the Fund to the extent necessary to maintain the annual expenses of each class as follows: Class A shares at 0.86%, Class C shares at 1.48% and Investment Class shares at 0.86%, including expenses allocated from the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.35% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2005, the Administrator Service Fee was $3,660,465 of which $453,691 was waived. At September 30, 2005, $451,915 was unpaid.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent, for which it is compensated through the Administrator Service Fee Agreement. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor and Administrator, receives a fee ("Distribution Fee") of 0.25% and 0.75% of average daily net assets of Class A and C shares, respectively. Pursuant to this agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A and C shares. For the year ended September 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at September 30, 2005
Class A	$ 388,629	$ 293,255	$ —
Class C	1,264,902	80,965	—
	$ 1,653,531	$ 374,220	$ —

Shareholder Service Agreement. ICCC provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up to 0.25% of average daily net assets for Class C and Investment Class shares. ICCC in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at September 30, 2005	Annual Effective Rate
Class C	$ 420,410	$ 420,410	$ —	.25%
Investment Class	1,221,644	1,221,644	—	.17%
	$ 1,642,054	$ 1,642,054	$ —

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2005 aggregated $18,842.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1.00% of the value of the shares redeemed for Class C. For the year ended September 30, 2005, the CDSC for Class C shares aggregated $100,616. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2005, SDI received $47,598.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended September 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $33,080, of which $13,880 is unpaid at September 30, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,676,622	$ 36,777,177	12,707,956	$ 127,066,234
Class C	1,230,968	12,504,092	7,448,102	74,495,118
Investment Class	13,121,936	132,872,317	58,151,968	581,379,838
		$ 182,153,586		$ 782,941,190
Shares issued to shareholders in reinvestment of distributions
Class A	765,327	$ 7,672,546	1,351,922	$ 13,519,223
Class C	801,745	8,037,947	1,082,220	10,822,200
Investment Class	3,911,554	39,233,083	8,268,940	82,689,399
		$ 54,943,576		$ 107,030,822
Reverse stock split
Class A	—	$ —	(477,037)	$ —
Class C	—	—	(422,809)	—
Investment Class	—	—	(2,498,816)	—
		$ —		$ —
Shares redeemed
Class A	(21,225,517)	$ (213,309,424)	(9,806,126)	$ (98,075,272)
Class C	(13,726,440)	(138,045,730)	(4,667,645)	(46,712,936)
Investment Class	(123,271,295)	(1,243,807,971)	(56,812,755)	(567,949,738)
		$ (1,595,163,125)		$ (712,737,946)
Redemption fees		$ 4,973		$ —
Net increase (decrease)
Class A	(16,783,568)	$ (168,858,414)	3,776,715	$ 42,510,185
Class C	(11,693,727)	(117,503,619)	3,439,868	38,604,382
Investment Class	(106,237,805)	(1,071,698,957)	7,109,337	96,119,499
		$ (1,358,060,990)		$ 177,234,066

D. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Prior to November 17, 2004, the objective of the Fund was to maintain a stable net asset value of $10 per share. The Fund declared a reverse stock split immediately subsequent to any such distributions at a rate that caused the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

Since the Fund's net asset value fluctuates after November 16, 2004, the Fund no longer follows a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions.

E. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

F. Payments Made

During the period, the Fund was reimbursed $2,178,404 for the diluting effect of an accounting adjustment related to certain investments held by the Fund.

G. Subsequent Event

On or about January 13, 2006, Scudder Limited-Duration Plus Fund, currently a feeder fund in a master-feeder structure, will receive all of its assets from the master portfolio and convert to a stand-alone fund. The master portfolio will be closed after the conversion of the feeder fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Scudder Advisor Funds and the Shareholders of Scudder Limited-Duration Plus Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Limited-Duration Plus Fund (the "Fund") at September 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for each of the periods indicated therein ended on or prior to September 30, 2004 were audited by another Independent Registered Public Accounting Firm whose report dated November 19, 2004 expressed an unqualified opinion on those statements.

Boston, Massachusetts December 8, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Consult your tax advisor for state specific information.

Change in Independent Registered Public Accounting Firm (Unaudited)

On September 30, 2005, Ernst & Young LLP ("E&Y") resigned as the Fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through September 30, 2005, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective September 30, 2005, PricewaterhouseCoopers LLP was appointed by the Board of Trustees as the independent registered public accounting firm of the Fund for the fiscal year ended September 30, 2005.

Trustees and Officers

The following individuals hold the same position with the fund and Scudder Investment Portfolios.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Director, The Germany Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		51
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	49
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001); Trustee of the TIAA-CREF mutual funds (February 2004-March 2005).	49
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	49
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	49
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	49
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	49
William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	49
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6,8] 6/8/56 President since 2005

Managing Director[3], Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6,8] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director, Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6,8] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Advisor Funds of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

8 Elected on September 29, 2005

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the Scudder Limited-Duration Plus Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of September 30, 2005

	Principal Amount ($)	Value ($)

Corporate Bonds 34.5%
Consumer Discretionary 2.5%
155 East Tropicana LLC, 8.75%, 4/1/2012	75,000	72,750
Adesa, Inc., 7.625%, 6/15/2012	42,000	42,000
AMC Entertainment, Inc., 8.0%, 3/1/2014	84,000	73,920
Amscan Holdings, Inc., 8.75%, 5/1/2014	35,000	30,624
AutoNation, Inc., 9.0%, 8/1/2008	72,000	77,760
Aztar Corp., 7.875%, 6/15/2014	144,000	150,480
Cablevision Systems New York Group, Series B, 7.89%*, 4/1/2009	54,000	55,350
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	59,000	64,531
9.375%, 2/15/2007	65,000	68,575
Clear Channel Communications, Inc., 6.0%, 11/1/2006	5,000,000	5,071,850
Comcast Cable Communications, Inc., 8.375%, 5/1/2007	2,500,000	2,637,730
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	95,000	79,800
CSC Holdings, Inc.:
7.25%, 7/15/2008	53,000	53,199
7.875%, 12/15/2007	119,000	122,272
DaimlerChrysler NA Holding Corp., 4.125%, 3/7/2007	2,500,000	2,473,857
Dex Media East LLC/Financial, 12.125%, 11/15/2012	258,000	301,860
Dura Operating Corp., Series B, 8.625%, 4/15/2012	61,000	54,290
EchoStar DBS Corp., 6.625%, 10/1/2014	69,000	68,310
Foot Locker, Inc., 8.5%, 1/15/2022	70,000	76,125
Ford Motor Co., 7.45%, 7/16/2031	11,000	8,580
GSC Holdings Corp., 144A, 8.0%, 10/1/2012	25,000	24,875
ITT Corp., 7.375%, 11/15/2015	60,000	65,100
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	176,000	187,880
Liberty Media Corp., 8.5%, 7/15/2029	20,000	19,365
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	40,000	43,000
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	20,000	19,300
Mediacom LLC, 9.5%, 1/15/2013	30,000	29,775
MGM MIRAGE:
8.375%, 2/1/2011	142,000	152,650
9.75%, 6/1/2007	75,000	79,875
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	41,000	44,280
NCL Corp., 144A, 11.625%, 7/15/2014	55,000	58,025
Petro Stopping Centers, 9.0%, 2/15/2012	103,000	101,455
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	75,000	67,594
PRIMEDIA, Inc.:
8.875%, 5/15/2011	108,000	113,130
9.165%*, 5/15/2010	125,000	131,875
Renaissance Media Group LLC, 10.0%, 4/15/2008	53,000	52,470
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	108,000	120,960
Schuler Homes, Inc., 10.5%, 7/15/2011	107,000	115,560
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	10,000	10,238
8.75%, 12/15/2011	219,000	229,950
Target Corp., 3.375%, 3/1/2008	3,000,000	2,923,665
Time Warner, Inc., 6.15%, 5/1/2007	2,500,000	2,555,165
TRW Automotive, Inc., 11.0%, 2/15/2013	159,000	179,272
United Auto Group, Inc., 9.625%, 3/15/2012	117,000	121,680
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	47,000	49,350
Williams Scotsman, Inc, 144A, 8.5%, 10/1/2015	45,000	45,563
Wynn Las Vegas LLC, 6.625%, 12/1/2014	48,000	45,900
		19,171,815
Consumer Staples 2.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	68,000	69,530
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	64,000	60,640
Altria Group, Inc., 7.2%, 2/1/2007	5,000,000	5,143,250
Kraft Foods, Inc., 4.625%, 11/1/2006	5,500,000	5,501,914
Nabisco, Inc., 7.05%, 7/15/2007	1,500,000	1,559,301
Safeway, Inc., 4.8%, 7/16/2007	2,500,000	2,496,027
Swift & Co.:
10.125%, 10/1/2009	78,000	83,948
12.5%, 1/1/2010	27,000	29,430
Viskase Co., Inc., 11.5%, 6/15/2011	85,000	91,800
Wal-Mart Stores, Inc., 3.375%, 10/1/2008	2,000,000	1,950,560
		16,986,400
Energy 0.6%
Chesapeake Energy Corp.:
144A, 6.5%, 8/15/2017	40,000	40,700
6.875%, 1/15/2016	45,000	46,125
CITGO Petroleum Corp., 6.0%, 10/15/2011	115,000	115,000
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	280,000	305,200
Edison Mission Energy, 7.73%, 6/15/2009	225,000	237,375
El Paso Production Holding Corp., 7.75%, 6/1/2013	83,000	86,735
Marathon Oil Corp., 5.375%, 6/1/2007	1,000,000	1,010,878
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	115,000	114,425
NRG Energy, Inc., 8.0%, 12/15/2013	135,000	143,775
Pogo Producing Co., 144A, 6.875%, 10/1/2017	25,000	25,344
Southern Natural Gas, 8.875%, 3/15/2010	104,000	112,414
Stone Energy Corp., 8.25%, 12/15/2011	165,000	173,250
Valero Energy Corp., 6.125%, 4/15/2007	2,000,000	2,041,008
Williams Companies, Inc.:
8.125%, 3/15/2012	188,000	205,390
8.75%, 3/15/2032	69,000	81,420
		4,739,039
Financials 22.7%
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	80,000	62,400
American General Finance Corp.:
Series H, 4.5%, 11/15/2007	5,000,000	4,982,125
Series G, 5.75%, 3/15/2007	700,000	709,678
AmeriCredit Corp., 9.25%, 5/1/2009	194,000	204,670
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	50,000	48,250
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	170,000	109,156
Bank One Corp.:
4.125%, 9/1/2007	5,000,000	4,968,795
7.6%, 5/1/2007	6,500,000	6,780,969
Bank One National Association, 3.7%, 1/15/2008	5,000,000	4,909,205
BankBoston NA:
6.375%, 4/15/2008	4,000,000	4,161,476
6.5%, 12/19/2007	1,000,000	1,042,381
Bear Stearns Companies, Inc., 7.8%, 8/15/2007	2,500,000	2,642,097
Boeing Capital Corp.:
4.75%, 8/25/2008	2,000,000	2,005,464
5.75%, 2/15/2007	2,000,000	2,030,798
6.35%, 11/15/2007	1,425,000	1,473,669
Caterpillar Financial Services Corp.:
Series F, 3.625%, 11/15/2007	3,000,000	2,944,485
Series F, 3.8%, 2/8/2008	2,000,000	1,965,266
4.875%, 6/15/2007	1,000,000	1,005,321
CIT Group, Inc.:
4.75%, 8/15/2008	2,000,000	2,000,552
5.5%, 11/30/2007	4,000,000	4,066,440
Citigroup, Inc., 3.5%, 2/1/2008	7,500,000	7,319,857
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013	100,000	101,000
8.0%, 6/15/2011	73,000	75,373
EOP Operating LP, 7.75%, 11/15/2007	1,350,000	1,429,165
FleetBoston Financial Corp., 6.375%, 5/15/2008	2,500,000	2,600,502
Ford Motor Credit Co.:
6.5%, 1/25/2007	6,500,000	6,507,559
6.875%, 2/1/2006	6,500,000	6,526,598
7.25%, 10/25/2011	319,000	302,790
7.375%, 10/28/2009	180,000	173,870
General Electric Capital Corp.:
3.5%, 5/1/2008	3,500,000	3,412,325
Series A, 4.125%, 3/4/2008	1,500,000	1,485,432
Series A, 4.25%, 1/15/2008	4,000,000	3,975,924
Series A, 6.5%, 12/10/2007	5,000,000	5,196,415
General Motors Acceptance Corp.:
4.5%, 7/15/2006	5,500,000	5,458,766
4.67%*, 3/20/2007	109,000	106,713
5.125%, 5/9/2008	40,000	37,236
6.125%, 8/28/2007	56,000	55,126
6.75%, 12/1/2014	99,000	86,115
6.875%, 9/15/2011	88,000	80,046
7.75%, 1/19/2010	35,000	33,926
8.0%, 11/1/2031	551,000	481,116
H&E Equipment/Finance, 11.125%, 6/15/2012	94,000	105,280
Hartford Financial Services Group, 4.7%, 9/1/2007	1,000,000	997,345
HSBC Finance Corp., 4.625%, 1/15/2008	9,000,000	8,998,452
International Lease Finance Corp., 3.125%, 5/3/2007	3,500,000	3,414,565
John Deere Capital Corp.:
4.375%, 3/14/2008	5,000,000	4,970,375
4.5%, 8/22/2007	2,500,000	2,493,782
Lehman Brothers Holdings, Inc.:
7.0%, 2/1/2008	5,000,000	5,248,935
8.25%, 6/15/2007	3,275,000	3,460,427
Marshall & Ilsley Bank, 4.5%, 8/25/2008	3,000,000	2,989,848
MBNA Corp., 4.625%, 9/15/2008	4,390,000	4,386,800
Merrill Lynch & Co., Inc., Series B, 4.0%, 11/15/2007	5,000,000	4,945,550
Morgan Stanley, 5.8%, 4/1/2007	2,500,000	2,540,882
National City Bank of Indiana, 4.875%, 7/20/2007	1,500,000	1,509,186
PNC Funding Corp., 6.875%, 7/15/2007	1,000,000	1,038,369
Poster Financial Group, Inc., 8.75%, 12/1/2011	101,000	103,904
PXRE Capital Trust I, 8.85%, 2/1/2027	80,000	78,400
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	81,000	90,923
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	25,000	22,000
SLM Corp., 3.95%, 8/15/2008	2,500,000	2,441,258
Southern Co. Capital Funding, 5.3%, 2/1/2007	3,500,000	3,528,150
Textron Financial Corp.:
Series E, 4.125%, 3/3/2008	2,000,000	1,973,778
5.875%, 6/1/2007	2,830,000	2,881,724
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	82,000	68,880
Triad Acquisition, 144A, 11.125%, 5/1/2013	37,000	38,203
UGS Corp., 10.0%, 6/1/2012	85,000	93,075
Universal City Development, 11.75%, 4/1/2010	135,000	152,550
US Bancorp, Series N, 5.1%, 7/15/2007	1,000,000	1,008,711
US Bank National Association:
4.4%, 8/15/2008	1,500,000	1,491,935
6.5%, 2/1/2008	4,000,000	4,162,704
Wachovia Bank NA, 4.375%, 8/15/2008	4,000,000	3,977,724
Washington Mutual, Inc., 5.625%, 1/15/2007	8,000,000	8,100,032
Wells Fargo & Co.:
3.5%, 4/4/2008	3,400,000	3,318,016
5.125%, 2/15/2007	1,500,000	1,508,732
		175,699,546
Health Care 0.7%
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	20,000	21,400
HEALTHSOUTH Corp., 10.75%, 10/1/2008	137,000	133,917
InSight Health Services Corp., 144A, 9.174%*, 11/1/2011	30,000	29,250
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	167,000	168,670
Wyeth, 4.375%, 3/1/2008	5,000,000	4,970,910
		5,324,147
Industrials 0.7%
Allied Security Escrow Corp., 11.375%, 7/15/2011	64,000	63,520
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	80,000	74,600
Series B, 9.25%, 9/1/2012	120,000	129,900
Avondale Mills, Inc., 144A, 10.504%*, 7/1/2012	45,000	43,875
Bear Creek Corp., 144A, 8.87%*, 3/1/2012	33,000	33,990
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	88,000	92,840
8.625%, 5/15/2011	83,000	87,357
Browning-Ferris Industries:
7.4%, 9/15/2035	85,000	74,587
9.25%, 5/1/2021	56,000	57,120
Burlington North Santa Fe, 7.875%, 4/15/2007	1,000,000	1,047,163
Case New Holland, Inc, 9.25%, 8/1/2011	55,000	58,163
Cenveo Corp., 7.875%, 12/1/2013	84,000	81,060
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	89,000	85,885
Columbus McKinnon Corp., 10.0%, 8/1/2010	60,000	65,550
Compression Polymers Corp.:
144A, 10.46%*, 7/1/2012	35,000	32,725
144A, 10.5%, 7/1/2013	65,000	60,287
Cornell Companies, Inc., 10.75%, 7/1/2012	42,000	43,260
CSX Corp., 7.45%, 5/1/2007	1,100,000	1,144,767
Dana Corp., 7.0%, 3/1/2029	113,000	86,052
General Dynamics Corp., 3.0%, 5/15/2008	1,000,000	960,662
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	160,000	172,600
K. Hovnanian Enterprises, Inc.:
144A, 6.25%, 1/15/2016	80,000	74,492
8.875%, 4/1/2012	114,000	120,270
Kansas City Southern:
7.5%, 6/15/2009	23,000	24,093
9.5%, 10/1/2008	168,000	184,170
Millennium America, Inc., 9.25%, 6/15/2008	153,000	164,475
Ship Finance International Ltd., 8.5%, 12/15/2013	82,000	79,847
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	53,000	49,688
10.375%, 7/1/2012	124,000	130,510
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	76,000	85,120
United Rentals North America, Inc., 7.0%, 2/15/2014	85,000	78,837
Xerox Capital Trust I, 8.0%, 2/1/2027	87,000	90,262
		5,577,727
Information Technology 0.1%
Activant Solutions, Inc.:
144A, 9.504%*, 4/1/2010	37,000	37,740
10.5%, 6/15/2011	92,000	96,140
L-3 Communications Corp., 144A, 6.375%, 10/15/2015	65,000	65,488
Lucent Technologies, Inc., 6.45%, 3/15/2029	168,000	147,000
Sanmina-SCI Corp.:
6.75%, 3/1/2013	154,000	146,300
10.375%, 1/15/2010	131,000	144,427
		637,095
Materials 0.7%
ARCO Chemical Co., 9.8%, 2/1/2020	235,000	265,256
Caraustar Industries, Inc., 9.875%, 4/1/2011	52,000	51,480
Constar International, Inc., 144A, 7.165%*, 2/15/2012	45,000	41,738
Dayton Superior Corp., 10.75%, 9/15/2008	51,000	51,510
Dow Chemical Co., 5.0%, 11/15/2007	2,500,000	2,519,902
GEO Specialty Chemicals, Inc., 144A, 12.004%, 12/31/2009	118,000	110,478
Georgia-Pacific Corp.:
8.0%, 1/15/2024	153,000	168,682
9.375%, 2/1/2013	119,000	132,685
Hercules, Inc., 6.75%, 10/15/2029	59,000	57,820
Huntsman Advanced Materials LLC, 11.0%, 7/15/2010	108,000	120,960
Huntsman LLC, 11.625%, 10/15/2010	129,000	147,382
IMC Global, Inc.:
7.375%, 8/1/2018	47,000	48,234
10.875%, 8/1/2013	127,000	149,860
International Steel Group, Inc., 6.5%, 4/15/2014	75,000	74,250
Neenah Foundry Co., 144A, 11.0%, 9/30/2010	146,000	161,330
Omnova Solutions, Inc., 11.25%, 6/1/2010	140,000	149,800
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	55,000	59,263
Pliant Corp., 144A, 11.625%, 6/15/2009 (PIK)	5	5
Praxair, Inc., 6.5%, 3/1/2008	1,000,000	1,035,865
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	29,000	31,610
TriMas Corp., 9.875%, 6/15/2012	115,000	94,300
UAP Holding Corp., Step-Up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	74,000	62,900
United States Steel Corp., 9.75%, 5/15/2010	119,000	130,603
		5,665,913
Telecommunication Services 1.8%
AirGate PCS, Inc., 7.349%*, 10/15/2011	144,000	148,320
AT&T Corp.:
9.05%, 11/15/2011	101,000	113,751
9.75%, 11/15/2031	101,000	127,891
AT&T Wireless Services, Inc., 7.5%, 5/1/2007	3,000,000	3,131,049
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	71,000	75,438
8.375%, 1/15/2014	120,000	118,200
Insight Midwest LP, 9.75%, 10/1/2009	56,000	57,260
MCI, Inc., 8.735%, 5/1/2014	140,000	156,100
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	275,000	294,406
Nextel Partners, Inc., 8.125%, 7/1/2011	77,000	83,160
Qwest Corp.:
144A, 7.12%*, 6/15/2013	30,000	31,200
7.25%, 9/15/2025	121,000	112,833
Qwest Services Corp.:
13.5%, 12/15/2010	102,000	116,790
14.0%, 12/15/2014	26,000	31,525
SBA Telecom, Inc., Step-Up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	10,000	9,075
Securus Technologies, Inc., 11.0%, 9/1/2011	52,000	46,280
Sprint Capital Corp., 6.0%, 1/15/2007	5,000,000	5,083,315
Verizon Global Funding Corp., 6.125%, 6/15/2007	2,000,000	2,051,144
Verizon Wireless Capital LLC, 5.375%, 12/15/2006	2,500,000	2,524,262
		14,311,999
Utilities 2.5%
AES Corp., 144A, 8.75%, 5/15/2013	175,000	191,625
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	201,000	226,125
Ameren Corp., 4.263%, 5/15/2007	3,143,000	3,115,247
CMS Energy Corp.:
8.5%, 4/15/2011	111,000	123,487
9.875%, 10/15/2007	156,000	169,650
Constellation Energy Group, Inc., 6.35%, 4/1/2007	1,000,000	1,022,515
DPL, Inc., 6.875%, 9/1/2011	49,000	52,798
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	1,000,000	1,015,810
Mission Energy Holding Co., 13.5%, 7/15/2008	58,000	68,295
Northwestern Corp., 5.875%, 11/1/2014	41,000	41,420
PP&L Capital Funding, Inc., 8.375%, 6/15/2007	1,000,000	1,056,073
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	89,000	95,898
10.0%, 10/1/2009	167,000	185,370
Public Service Company of Colorado, Series 14, 4.375%, 10/1/2008	3,500,000	3,476,305
Sempra Energy, 4.621%, 5/17/2007	5,500,000	5,488,505
Virginia Electric & Power Co., Series A, 5.375%, 2/1/2007	1,000,000	1,008,676
Wisconsin Electric Power Co., 3.5%, 12/1/2007	2,000,000	1,952,654
		19,290,453
Total Corporate Bonds (Cost $269,634,613)		267,404,134

Foreign Bonds — US$ Denominated 0.8%
Consumer Discretionary 0.0%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	110,000	122,100
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	80,000	88,400
Shaw Communications, Inc., 8.25%, 4/11/2010	157,000	170,541
		381,041
Consumer Staples 0.0%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	46,000	51,520
Energy 0.1%
Luscar Coal Ltd., 9.75%, 10/15/2011	117,000	126,360
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	241,000	269,920
Secunda International Ltd., 11.599%*, 9/1/2012	49,000	51,695
		447,975
Financials 0.4%
Burlington Resources Finance, 5.6%, 12/1/2006	1,000,000	1,011,411
Conproca SA de CV, 12.0%, 6/16/2010	242,000	295,845
Doral Financial Corp., 4.45%*, 7/20/2007	90,000	84,481
Eircom Funding, 8.25%, 8/15/2013	92,000	99,820
Rio Tinto Finance (USA) Ltd., 2.625%, 9/30/2008	1,500,000	1,413,057
		2,904,614
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	73,000	75,738
Industrials 0.1%
CP Ships Ltd., 10.375%, 7/15/2012	119,000	135,065
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	75,000	81,000
10.25%, 6/15/2007	168,000	179,760
12.5%, 6/15/2012	56,000	64,960
LeGrand SA, 8.5%, 2/15/2025	57,000	68,400
Stena AB, 9.625%, 12/1/2012	64,000	69,440
		598,625
Materials 0.1%
Cascades, Inc., 7.25%, 2/15/2013	127,000	123,508
Crown Euro Holdings SA, 10.875%, 3/1/2013	30,000	34,800
ISPAT Inland ULC, 9.75%, 4/1/2014	108,000	125,280
Tembec Industries, Inc.:
8.5%, 2/1/2011	251,000	163,777
8.625%, 6/30/2009	124,000	84,320
		531,685
Telecommunication Services 0.0%
Intelsat Bermuda Ltd., 144A, 8.695%*, 1/15/2012	53,000	53,927
Millicom International Cellular SA, 10.0%, 12/1/2013	80,000	82,600
Nortel Networks Ltd., 6.125%, 2/15/2006	175,000	175,000
		311,527
Utilities 0.1%
Ontario Electricity Financial Corp., 6.1%, 1/30/2008	750,000	775,275
Total Foreign Bonds — US$ Denominated (Cost $6,154,176)		6,078,000

Asset Backed 16.5%
Automobile Receivables 8.3%
AmeriCredit Automobile Receivables Trust:
"A4", Series 2005-AX, 3.93%, 10/6/2011	9,290,000	9,123,257
"A3", Series 2005-BM, 4.05%, 2/6/2010	7,372,000	7,297,252
"B", Series 2002-1, 5.28%, 4/9/2007	1,200,285	1,202,507
Capital One Prime Auto Receivable Trust, "A4", Series 2003-B, 3.18%, 9/15/2010	4,200,000	4,126,234
Daimler Chrysler Auto Trust, "A3", Series 2005-B, 4.04%, 9/8/2009	5,798,000	5,754,568
Ford Credit Auto Owner Trust, "C", Series 2002-D, 4.4%, 5/15/2007	2,640,000	2,640,087
Franklin Auto Trust:
"A4", Series 2002-1, 4.51%, 2/22/2010	3,305,374	3,307,884
"A4", Series 2001-2, 4.55%, 7/20/2009	979,073	978,568
Hertz Vehicle Financing LLC, "A3", Series 2004-1A, 144A, 2.85%, 5/25/2009	10,000,000	9,589,457
MMCA Automobile Trust, "B", Series 2001-2, 5.75%, 6/15/2007	12,525	12,529
Navistar Financial Corp. Owner Trust, "A4", Series 2002-A, 4.76%, 4/15/2009	2,049,496	2,051,239
Nissan Auto Receivables Owner Trust, "A4", Series 2005-A, 3.82%, 7/15/2010	6,734,000	6,613,603
Union Acceptance Corp., "A4", Series 2002-A, 4.59%, 7/8/2008	1,412,765	1,414,299
World Omni Auto Receivables Trust, "A3", Series 2005-A, 3.54%, 6/12/2009	10,000,000	9,862,816
		63,974,300
Credit Card Receivables 1.3%
Capital One Multi-Asset Execution Trust, "B1", Series 2003-B1*, 4.938%, 2/17/2009	2,900,000	2,913,253
First USA Credit Card Master Trust, "C", Series 1998-6, 144A, 6.16%, 4/18/2011	1,000,000	1,029,844
MBNA Credit Card Master Note Trust:
"A1", Series 2003-A1, 3.3%, 7/15/2010	4,345,000	4,227,134
"B1", Series 2002-B1, 5.15%, 7/15/2009	700,000	704,509
Providian Gateway Master Trust, "D", Series 2004-FA, 144A, 4.45%, 11/15/2011	1,530,000	1,512,787
		10,387,527
Home Equity Loans 2.4%
Ameriquest Mortgage Securities, Inc.:
"AF3", Series 2003-6, 4.258%, 8/25/2033	1,240,777	1,237,046
"A6", Series 2003-5, 4.541%, 4/25/2033	1,980,000	1,960,793
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031	419,988	419,137
GMAC Commercial Mortgage Securities, Inc., "A5", Series 2003-HE2, 4.09%, 4/25/2033	10,670,000	10,508,683
Residential Asset Mortgage Products, Inc.:
"AI2", Series 2004-RZ1, 2.34%, 8/25/2027	1,561,201	1,554,723
"A5", Series 2003-RZ4, 4.66%, 2/25/2032	3,200,000	3,166,057
		18,846,439
Manufactured Housing Receivables 1.6%
Green Tree Financial Corp., "A5", Series 1994-1, 7.65%, 4/15/2019	2,218,649	2,307,347
Lehman ABS Manufactured Housing Contracts, "A6", Series 2001-B, 6.467%, 8/15/2028	3,347,502	3,461,211
Vanderbilt Acquisition Loan Trust, "A3", Series 2002-1, 5.7%, 9/7/2023	6,300,000	6,337,210
		12,105,768
Miscellaneous 1.8%
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	6,484,000	6,251,236
SLM Student Loan Trust, "A1", Series 2005-2, 3.63%*, 4/26/2010	2,940,300	2,939,364
SSB RV Trust, "A5", Series 2001-1, 6.3%, 4/15/2016	5,000,000	5,085,881
		14,276,481
Utilities 1.1%
PG&E Energy Recovery Funding LLC, "A2", Series 2005-1, 3.87%, 6/25/2011	8,500,000	8,395,575
Total Asset Backed (Cost $129,263,467)		127,986,090
US Government Sponsored Agencies 4.0%
Federal Home Loan Bank:
3.625%, 6/20/2007	5,000,000	4,942,070
Series 580, 4.125%, 10/19/2007	26,410,000	26,272,932
Total US Government Sponsored Agencies (Cost $31,354,957)		31,215,002

Commercial and Non-Agency Mortgage-Backed Securities 21.4%
Amresco Commercial Mortgage Funding, "B", Series 1997-C1, 7.24%, 6/17/2029	3,272,240	3,301,629
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2002-TOP8, 144A, Interest Only, 2.114%***, 8/15/2038	20,411,106	1,532,103
"A1", Series 2004-PWR6, 3.688%, 11/11/2041	7,420,142	7,297,605
"A1", Series 2000-WF2, 7.11%, 10/15/2032	424,482	441,080
"A1", Series 2000-WF1, 7.64%, 2/15/2032	37,048	38,800
Chase Commercial Mortgage Securities Corp., "A2", Series 1998-1, 6.56%, 5/18/2030	2,467,036	2,556,093
Citigroup Commercial Mortgage Trust, "XP", Series 2004-C2, 144A, Interest Only, 0.996%***, 10/15/2041	195,592,211	8,476,086
Citigroup Mortgage Loan Trust, "21A1", Series 2005-5, 5.0%, 8/25/2035	6,944,329	6,907,979
Commercial Mortgage Acceptance Corp., "A2", Series 1998-C2, 6.03%, 9/15/2030	5,317,460	5,440,725
CS First Boston Mortgage Securities Corp.:
"A2", Series 2001-CF2, 5.935%, 2/15/2034	1,510,162	1,513,784
"A3", Series 2001-CF2, 6.238%, 2/15/2034	2,000,000	2,055,203
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	4,460,792	4,607,413
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	14,035,673	14,566,663
First Union National Bank Commercial Mortgage, "A1", Series 1999-C4, 7.184%, 12/15/2031	269,994	276,383
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	6,757,970	6,967,264
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	8,218,084	8,526,276
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	7,777,281	8,012,577
Greenwich Capital Commercial Funding Corp., "XP", Series 2005-GG3, 144A, Interest Only, 0.802%***, 8/10/2042	260,000,000	9,131,824
JPMorgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	987,960	1,014,808
LB Commercial Conduit Mortgage Trust:
"A1", Series 1999-C1, 6.41%, 6/15/2031	1,240,498	1,251,967
"A3", Series 1998-C1, 6.48%, 2/18/2030	8,629,432	8,867,256
LB-UBS Commercial Conduit Mortgage Trust, "A1", Series 2000-C3, 7.95%, 5/15/2015	1,523,549	1,576,864
LB-UBS Commercial Mortgage Trust, "XCP", Series 2004-C8, 144A, Interest Only, 0.830%***, 12/15/2039	372,719,000	12,440,988
Merrill Lynch Mortgage Investors, Inc., "A3", Series 1996-C2, 6.96%, 11/21/2028	3,215,464	3,259,806
Morgan Stanley Capital I:
"A2", Series 2005-T17, 4.11%, 12/13/2041	2,000,000	1,972,599
"A2", Series 1998-HF2, 6.48%, 11/15/2030	8,885,887	9,225,639
"A2", Series 1998-WF2, 6.54%, 7/15/2030	6,435,872	6,682,434
"A2", Series 1998-WF1, 6.55%, 3/15/2030	10,150,491	10,479,317
"A2", Series 1999-CAM1, 6.76%, 3/15/2032	568,352	581,198
PNC Mortgage Acceptance Corp., "A1", Series 2000-C1, 7.52%, 7/15/2008	427,047	439,405
Prudential Securities Secured Financing Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	8,337,615	8,624,955
Vanderbilt Mortgage Finance, "A3", Series 2002-A, 5.58%, 3/7/2018	930,000	932,246
Wachovia Bank Commercial Mortgage Trust, "XP", Series 2005-C17, 144A, Interest Only, 0.299%***, 3/15/2042	440,114,410	6,553,084
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $172,758,450)		165,552,053

Collateralized Mortgage Obligations 14.5%
Federal Home Loan Mortgage Corp.:
"BC", Series 2903, 4.5%, 1/15/2018	20,000,000	19,871,026
"AP", Series 2929, 5.0%, 1/15/2019	14,000,623	14,067,620
"AK", Series 2903, 5.0%, 6/15/2021	14,590,000	14,637,064
"CQ", Series 2434, 6.5%, 8/15/2023	12,679,692	12,897,544
Federal National Mortgage Association:
"PF", Series 2005-25, 4.18%, 4/25/2035	19,654,237	19,630,471
"BC", Series 2005-14, 4.5%, 10/25/2017	16,700,000	16,539,480
"PA", Series 2005-14, 5.0%, 6/25/2020	14,916,000	14,961,090
Total Collateralized Mortgage Obligations (Cost $114,490,894)		112,604,295

US Treasury Obligations 5.2%
US Treasury Bills:
3.23%**, 10/20/2005 (b)	20,000	19,966
3.25%**, 10/20/2005 (b)	3,900,000	3,893,374
3.26%**, 10/20/2005 (b)	130,000	129,779
3.28%**, 10/20/2005 (b)	45,000	44,923
3.29%**, 10/20/2005 (b)	10,000	9,983
3.32%**, 10/20/2005 (b)	10,000	9,982
3.34%**, 10/20/2005 (b)	330,000	329,371
US Treasury Notes:
3.375%, 2/28/2007	11,000,000	10,879,682
3.5%, 5/31/2007	8,715,000	8,620,704
3.625%, 6/30/2007	15,000,000	14,857,035
4.125%, 8/15/2008	1,445,000	1,442,856
Total US Treasury Obligations (Cost $40,472,621)		40,237,655
	Shares	Value ($)

Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 3.74% (a) (Cost $24,411,408)	24,411,408	24,411,408
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $788,540,586)+	100.0	775,488,637
Other Assets and Liabilities, Net	0.0	(95,583)
Net Assets	100.0	775,393,054

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2005.

** Annualized yield at time of purchase; not a coupon rate.

*** These securities are shown at their current rate as of September 30, 2005.

+ The cost for federal income tax purposes was $788,655,770. At September 30, 2005, net unrealized depreciation for all securities based on tax cost was $13,167,133. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,304,964 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,472,097.

(a) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown for Scudder Cash Management QP Trust is the annualized seven-day yield at period end.

(b) At September 30, 2005, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only (IO) Bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to repayment risk on the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in kind.

At September 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Canada Government Bond	12/19/2005	372	37,325,710	36,816,000	(509,710)
10 Year Republic of Germany Bond	12/8/2005	349	51,394,650	51,394,650	—
10 Year Japan Government Bond	12/9/2005	62	76,261,753	75,178,823	(1,082,930)
Total net unrealized depreciation on open futures contracts					(1,592,640)

At September 30, 2005, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australia Bond	12/15/2005	504	40,761,534	40,289,871	471,663
10 Year US Treasury Note	12/20/2005	678	75,942,751	74,527,031	1,415,720
2 Year US Treasury Note	12/30/2005	370	76,441,546	76,179,532	262,014
UK Treasury Bond	12/29/2005	246	49,203,107	48,912,935	290,172
5 Year US Treasury Note	12/20/2005	310	33,421,104	33,126,406	294,698
Total net unrealized appreciation on open futures contracts					2,734,267

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The "aggregate face value" presented above represents the Portfolio's total exposure in such contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2005
Assets
Investments: Investments in securities, at value (cost $764,129,178)	$ 751,077,229
Investment in Scudder Cash Management QP Trust (cost $24,411,408)	24,411,408
Total investments in securities, at value (cost $788,540,586)	775,488,637
Cash	30,000
Foreign currency, at value (cost $4,562,740)	4,570,847
Receivable for investments sold	3,668,318
Deposits with brokers for open futures contracts	2,758,245
Receivable for variation margin on open futures contracts	1,089,849
Interest receivable	6,278,661
Unrealized appreciation on forward currency exchange contracts	997,604
Other	9,074
Total assets	794,891,235
Liabilities
Payable for investments purchased	18,772,794
Unrealized depreciation on forward foreign currency exchange contracts	428,111
Accrued management fee	119,618
Other accrued expenses and payables	177,658
Total liabilities	19,498,181
Net assets, at value	$ 775,393,054

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2005
Investment Income
Income: Interest (net of foreign taxes withheld of $6,064)	$ 45,365,291
Interest — Scudder Cash Management QP Trust	2,364,346
Credit rate income	7,139,799
Mortgage dollar roll income	68,710
Dividends	22,202
Total Income	54,960,348
Expenses: Management fee	9,183,185
Wrapper fees	738,199
Auditing	46,405
Legal	116,309
Trustees' fees and expenses	52,383
Interest expense	5,859
Administrator service fee	661,100
Other	102,325
Total expenses, before expense reductions	10,905,765
Expense reductions	(3,529,772)
Total expenses, after expense reductions	7,375,993
Net investment income	47,584,355
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (including ($89,245) from in-kind redemption)	12,649,258
Affiliated Investment Company	19,110,838
Futures	1,402,909
Foreign currency related transactions	17,203,078
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
50,366,083
Net unrealized appreciation (depreciation) during the period on: Investments	(48,719,478)
Futures	(15,676,705)
Foreign currency related transactions	(3,499,394)
Wrapper Agreements	67,264,399
(631,178)
Net gain (loss) on investment transactions	49,734,905
Net increase (decrease) in net assets resulting from operations	$ 97,319,260

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2005	2004
Operations: Net investment income	$ 47,584,355	$ 113,682,375
Net realized gain (loss) on investment transactions	50,366,083	26,358,614
Net unrealized appreciation (depreciation) during the period on investments, futures and foreign currency related transactions	(67,895,577)	(23,040,235)
Net unrealized appreciation (depreciation) during the period on Wrapper Agreements	67,264,399	(5,338,738)
Net increase (decrease) in net assets resulting from operations	97,319,260	111,662,016
Capital transactions in shares of beneficial interest: Proceeds from capital invested	271,755,420	388,962,660
Value of capital withdrawn	(2,368,097,454)	(180,224,202)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(2,096,342,034)	208,738,458
Increase (decrease) in net assets	(1,999,022,774)	320,400,474
Net assets at beginning of period	2,774,415,828	2,454,015,354
Net assets at end of period	$ 775,393,054	$ 2,774,415,828

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2005[a]	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	775	2,774	2,454	1,011	227
Ratio of expenses before expense reductions (%)	.83	.89	.88	.93	1.01
Ratio of expenses after expense reductions (%)	.56	.80	.80	.80	.80
Ratio of net investment income (%)	3.60	4.32	4.31	5.21	6.37
Portfolio turnover rate (%)	298[d]	120	244	62	13
Total Investment Return (%)[b,c]	5.62	4.32	4.33	5.53	6.58

[a] Effective November 17, 2004, the Portfolio converted from a stable value fund to a short-term bond fund. The return for the Portfolio includes the effect of the conversion and in the absence of the conversion the return would have been lower.

[b] Total investment return would have been lower had certain expenses not been reduced.

[c] Total investment return for the Portfolio was derived from the performance of Investment Class shares of Scudder Limited-Duration Plus Fund.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Limited-Duration Plus Portfolio (the "Portfolio") is a diversified series of Scudder Investment Portfolios (the "Trust"), formerly Scudder PreservationPlus Income Portfolio which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

Effective November 17, 2004, the Board of Trustees of Scudder Limited-Duration Plus Portfolio elected to change the Portfolio from a stable value fund to a short-term bond fund. The most significant change was the elimination of the Portfolio's insurance Wrapper Agreements, which resulted in the fluctuation of the Portfolio's price or net asset value ("NAV") after November 16, 2004. The termination of the wrapper agreements by the Portfolio did not result in any unrealized gain/loss and accordingly no payments were required by the Portfolio upon termination.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

During the period from October 1, 2004 through November 16, 2004, Wrapper Agreements generally were equal to the difference between the Book Value of the Wrapper Agreements and Market Value (plus accrued interest on the underlying securities) of the covered assets and were either reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considered the creditworthiness and the ability of Wrapper Providers to pay amounts that were due under the Wrapper Agreements.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells to a bank or banker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments including prepayments made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Prior to November 17, 2004, the credit rate income was accrued daily and represented the difference between actual interest earned on covered assets under the Portfolio's Wrapper Agreements and the product of the Book Value of the Wrapper Agreements multiplied by the credit rate as determined pursuant to the Wrapper Agreements.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended September 30, 2005, purchases and sales of investment securities (excluding short-term instruments, US Treasury obligations, mortgage dollar roll transactions and in-kind redemptions) aggregated $1,411,028,028 and $2,219,329,444, respectively. Purchases and sales of US Treasury obligations aggregated $1,552,884,398 and $1,647,300,070, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $17,866,410 and $39,745,117, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.70% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. These fees were reduced to 0.10% on assets invested in Scudder High Income Plus Fund.

For the period October 1, 2004 through November 16, 2004, the Advisor and Administrator maintained the annualized expenses of the Portfolio including the annual premiums on Wrapper Agreements at not more than 0.80% of the Portfolio's average daily net assets. In addition, for the period from November 17, 2004 through February 1, 2006, the Advisor and Administrator have agreed to maintain the annualized expenses of the Portfolio at no more than 0.48% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive their fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended September 30, 2005, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $3,508,421 and the amount imposed aggregated $5,674,764, which was equivalent to an annual effective rate of 0.43% of the Portfolio's average daily net assets.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2005, the Administrator Service Fee was $661,100, of which $118,361 is unpaid at September 30, 2005.

Other. Prior to October 27, 2004, to gain exposure to high yield debt securities, the Portfolio invested in the Scudder High Income Plus Fund, an affiliated mutual fund. The Portfolio reduced its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Scudder High Income Plus Fund. There were no distributions from Scudder High Income Plus Fund to the Portfolio for the year ended September 30, 2005.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Scudder Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

D. Forward Foreign Currency Commitments

As of September 30, 2005, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	16,249,510	CAD	19,061,000	10/26/2005	159,038
USD	24,703,181	AUD	32,633,000	10/27/2005	148,679
CHF	5,917,000	USD	4,590,345	10/5/2005	19,128
EUR	50,786,000	USD	61,383,515	10/27/2005	265,044
JPY	2,952,469,000	USD	26,491,422	10/27/2005	405,715
Total unrealized appreciation					$ 997,604
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
USD	4,602,162	CHF	5,917,000	10/27/2005	(20,441)
USD	42,433,420	GBP	23,839,000	10/27/2005	(407,670)
Total unrealized depreciation					$ (428,111)
Currency Abbreviations
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	USD	US Dollar
EUR	Euro

E. Expense Reductions

For the year ended September 30, 2005, the Advisor agreed to reimburse the Portfolio $21,351, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

F. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by JP Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Wrapper Agreements

The Board of Trustees of Scudder Limited-Duration Plus Portfolio elected to change the Portfolio from a stable value portfolio to a short-term bond portfolio effective November 17, 2004. The most significant change was the elimination of the Portfolio's insurance Wrapper Agreements, which resulted in the fluctuation of the Portfolio's net assets after November 16, 2004. At November 16, 2004, the Wrapper Agreements had a fair value of ($58,561,356), which the Portfolio reflected as a payable to the wrapper providers. No payments were made to the wrapper providers in connection with the termination of the agreements.

Prior to November 16, 2004, the Portfolio entered into Wrapper Agreements with insurance companies, banks or other financial institutions that were designed to protect the Portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. Since there was no market for Wrapper Agreements, they were considered illiquid.

A Wrapper Agreement obligated the wrapper provider to maintain the "Book Value" of the securities covered by the Wrapper Agreement (the "covered assets") up to specified amounts, under certain circumstances. Book Value of the covered assets was generally deposits, plus interest accrued at a crediting rate established under the Wrapper Agreement, less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreement). In general, if the Book Value of the Wrapper Agreement exceeded the market value of the covered assets (including accrued interest), the Wrapper Provider became obligated to pay the difference to the Portfolio in the event of shareholder redemptions. On the other hand, if the Book Value of the Wrapper Agreement was less than the market value of the covered assets (including accrued interest), the Portfolio became obligated to pay the difference to the Wrapper Provider in the event of shareholder redemptions. The circumstances under which payments were made and the timing of payments between the Portfolio and the Wrapper Providers may have varied based on the terms of the Wrapper Agreements.

H. In-Kind Redemption

In certain circumstances, Scudder Limited-Duration Plus Portfolio may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their cost; the Portfolio recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended September 30, 2005, the Portfolio realized $89,245 of net loss.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

J. Payments Made by Affiliates

During the year ended September 30, 2005, the Advisor fully reimbursed the Portfolio $13,531 for losses incurred in violation of investment restrictions.

K. Subsequent Event

On or about January 13, 2006, Scudder Limited-Duration Plus Portfolio, currently a master portfolio in a master-feeder structure, will distribute all of its assets to the feeder fund which will convert to a stand-alone fund. The master portfolio will be closed after the conversion of the feeder fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Scudder Investment Portfolios and the Shareholders of the Scudder Limited-Duration Plus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Limited-Duration Plus Portfolio (the "Portfolio") at September 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Portfolio for each of the periods indicated therein ended on or prior to September 30, 2004 were audited by another Independent Registered Public Accounting Firm whose report dated November 19, 2004 expressed an unqualified opinion on those statements.

As described in footnote K, on August 9, 2005, the Board of Trustees voted to liquidate the Portfolio on or about January 13, 2006.

Boston, Massachusetts December 8, 2005	PricewaterhouseCoopers LLP
Investment Management Agreement Approval

The Board of Trustees of Scudder Advisor Funds approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") for investment advisory services for Scudder Limited-Duration Plus Fund (the "Fund") in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of the Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has worked to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the actual fee rate paid by the Fund (Investment Class shares) was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes no fee breakpoints. The Board noted that a future proposal by the Advisor would include a fee schedule that reflects an appropriate level of sharing of any economies of scale.

The total operating expenses of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Investment Class shares) for the year ending December 31, 2004 were slightly higher than the median (3rd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Investment Class shares) was in the 1st quartile of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended August 31, 2005 but that it underperformed its benchmark in the five-year period. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine the Advisor's profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to Fund shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A and C and Investment Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Investment Class
Nasdaq Symbol	PPIAX	PPLCX	DBPIX
CUSIP Number	81111R 742	81111R 734	81111R 759
Fund Number	418	718	822
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2005, Scudder Investment Portfolios has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     SCUDDER LIMITED-DURATION PLUS PORTFOLIO
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees the Fund's independent registered public accounting firms billed to the Fund during the Fund's last two fiscal years*. For engagements with registered public accounting firms entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

             Services that the Fund's Independent Registered Public
                       Accounting Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year   Audit Fees     Audit-Related        Tax Fees        All Other
   Ended        Billed        Fees Billed        Billed to      Fees Billed
September 30,  to Fund          to Fund             Fund           to Fund
--------------------------------------------------------------------------------
2005            $25,000          $225               $0              $0
--------------------------------------------------------------------------------
2004*           $21,828           $0              $6,960            $0
--------------------------------------------------------------------------------

* In September 2005, PricewaterhouseCoopers, LLP was selected by the Trust's
Audit Committee and a majority of the Trustees of the Trust who are not
"interested persons" of the Trust, as defined in the 1940 Act, to serve as the independent registered public accounting firm of the Fund for the fiscal year ended September 30, 2005. Audit Fees Billed to the Fund for 2004 shows audit fees that were billed during 2004 to the Fund by Ernst &Young, LLP, the
Fund's independent registered accounting firm for the fiscal year ended
September 30, 2004.

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

             Services that the Fund's Independent Registered Public
            Accounting Firm Billed to the Adviser and Affiliated Fund
                                Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                Audit-Related                                 All
                Fees Billed to   Tax Fees Billed to    Other Fees Billed
Fiscal Year      Adviser and         Adviser and         to Adviser and
   Ended       Affiliated Fund     Affiliated Fund      Affiliated Fund
September 30, Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2005              $309,400           $136,355                 $0
--------------------------------------------------------------------------------
2004              $613,907              $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total
                               Non-Audit
                              Fees billed
                               to Adviser
                             and Affiliated
                              Fund Service        Total
                                Providers     Non-Audit Fees
                              (engagements       billed to
                                 related         Adviser
                               directly to     and Affiliated
                              the operations   Fund Service
                  Total        and financial     Providers
              Non-Audit Fees    reporting        (all other
 Fiscal Year  Billed to Fund   of the Fund)      engagements)  Total of (A), (B)
   Ended
September 30,       (A)            (B)                (C)            and (C)
--------------------------------------------------------------------------------
2005                $0           $136,355          $89,635          $225,990
--------------------------------------------------------------------------------
2004                $0              $0           $1,356,816        $1,356,816
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Limited-Duration Plus Portfolio
                                    (formerly PreservationPlus Income
                                    Portfolio), a series of Scudder Investment
                                    Portfolios

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Limited-Duration Plus Portfolio
                                    (formerly PreservationPlus Income
                                    Portfolio), a series of Scudder Investment
                                    Portfolios

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 8, 2005

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               December 8, 2005